Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Freedom Day Dividend ETF (MBOX)
(the “Fund”)
October 16, 2026
Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated January 31, 2026, as previously supplemented

The following supplements the section entitled “Approval of Advisory Agreement & Investment Sub-Advisory Agreement” in the Prospectus:
Manager of Managers Structure
The Adviser and the Trust have received an exemptive order (the “Order”) from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the Adviser can appoint and replace unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval, but without obtaining prior shareholder approval (“Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring, to the extent the Fund is relying on the Order. The Order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.
To the extent the Fund relies on the Order, the Fund’s use of the Manager of Managers Structure is subject to certain conditions that are set forth in the Order. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and approval of the Board, set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Board, the Adviser will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.
The second paragraph of the section of the Prospectus entitled “Fund Management — Investment Sub-Adviser” is replaced with the following:
The Sub-Adviser has discretionary responsibility to select the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions. The Sub-Adviser is not responsible for selecting broker-dealers or placing the Fund’s trades. Rather, the Sub-Adviser constructs the overall portfolio for the Fund and provides trading instructions to the Adviser, and, in turn, the Adviser is responsible for selecting broker-dealers and placing the Fund’s trades.
Additionally, effective October 16, 2026, Wm. Joshua Russell and Richard Shaner no longer serve as portfolio managers of the Fund. All references to Wm. Joshua Russell and Richard Shaner as portfolio managers of the Fund in the Summary Prospectus, Prospectus, and SAI are deleted. The Fund continues to be managed by Ryan Krueger, the Investment Manager and CEO of the Sub-Adviser, who has been a portfolio manager of the Fund since its inception.

Please retain this Supplement for future reference.